                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2009
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                             OCEAN SHORE HOLDING CO.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)


         United States                   0-51000                22-3584037
         -------------                   -------                ----------
  (State or other jurisdiction of  (Commission File Number)     (IRS Employer
   incorporation or organization)                            Identification No.)

                1001 Asbury Avenue, Ocean City, New Jersey 08226
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          (Address of principal executive offices, including zip code)

                                 (609) 399-0012
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS
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         On January 21, 2009, Ocean Shore Holding Co. issued a press release announcing the timing of its quarterly cash dividend.

         A copy of the press release is filed as Exhibit 99.1 hereto.

ITEM 9.01     EXHIBITS
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         Exhibits

         99.1       Press release dated January 21, 2009.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     OCEAN SHORE HOLDING CO.




Date:  January 21, 2009              By: /s/ Steven E. Brady
                                         ---------------------------------------
                                         Steven E. Brady
                                         President and Chief Executive Officer